UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 6, 2013

One Horizon Group, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

Weststrasse 1, Baar
Switzerland	CH6340
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 011 41 41 760 5820

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.             Submission of Matters to a Vote of Security Holders.

On August 6, 2013, One Horizon Group, Inc. (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”) at the Company’s London offices located at Third Floor, Russell Square House, 10-12 Russell Square, London, WC1B 5LF, United Kingdom, in accordance with the Information Statement sent on or about July 17, 2013 to all shareholders of record at the close of business on July 5, 2013. No proxies were solicited in connection with the Annual Meeting. The final results of voting on each of the proposals submitted to a vote of the shareholders at the Annual Meeting are set forth below.

Proposal 1:  Election of Directors

At the Annual Meeting, the existing board of directors was re-elected in its entirety.

Proposal 2: Advisory Vote to Approve Executive Compensation

At the Annual Meeting, the shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers. This proposal received the following votes:

For:	10,792,904,380
Against:	0
Abstain:	0
Broker non-votes:	0

Proposal 3:  Advisory Vote to Approve Frequency of Vote to Approve Executive Compensation

At the Annual Meeting, the shareholders approved, on an advisory basis, to hold a vote, on an advisory basis, every three years on the compensation of the Company’s named executive officers. This proposal received the following votes:

Three years:	10,792,904,380
Two years:	0
One year:	0
Abstain:	0
Broker non-votes:	0

Proposal 4:  One Horizon Group, Inc. 2013 Equity Incentive Plan

At the Annual Meeting, the shareholders approved the One Horizon Group, Inc. 2013 Equity Incentive Plan.  This proposal received the following votes:

For:	10,792,904,380
Against:	0
Abstain:	0
Broker non-votes:	0

Proposal 5: Reverse Stock Split and Change in Authorized Share Capital

At the Annual Meeting, the shareholders approved a proposal to complete a reverse stock split of the Company’s outstanding and authorized shares of Common Stock at a ratio of 1:600, reduce the number of authorized shares of the Company’s Common Stock from 250,000,000,000 to 200,000,000 shares, reduce the number of authorized shares of the Company’s Preferred Stock from 150,000,000 to 50,000,000, and file a related amendment to the Company’s articles of incorporation.  This proposal received the following votes:

For:	10,792,904,380
Against:	0
Abstain:	0
Broker non-votes:	0

Proposal 6: Change in State of Incorporation

At the Annual Meeting, the shareholders approved a proposal to approve a change in the state of incorporation of the Company from Pennsylvania to Delaware by merging the Company with and into a newly formed Delaware subsidiary, pursuant to an agreement and plan of merger, in connection with which the certificate of incorporation and bylaws of the Delaware corporation shall become the Certificate of Incorporation and Bylaws of the Company.  This proposal received the following votes:

For:	10,792,904,380
Against:	0
Abstain:	0
Broker non-votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Date: August 12, 2013	By:	/s/ Martin Ward
Martin Ward Chief Financial Officer